Exhibit 99.2 Second Quarter 2022 Earnings Conference Call NASDAQ: MNTX NASDAQ CM: AGIL August 9, 2022

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward- looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ: MNTX 2

Changes at Manitex Announced April 11, 2022: Michael Coffey Named CEO, Acquisition of Rabern Rentals MICHAEL COFFEY ▪ 25 years of industry experience spanning operations management, strategic integrations, manufacturing, M&A as Director, General Manager, Chief Executive Officer, and Chief Operating Officer ▪ Experience includes heavy equipment manufacturing and service providers such as H-E International, (sold to Hitachi Construction Machinery in 2016) a private equity backed enterprise, serving mining, oil & gas, and power generation markets, Old Castle Materials, a subsidiary of CRH International, and AMECO, a subsidiary of Fluor ▪ Worked with Manitex International management to identify, negotiate, and close Rabern Rentals transaction RABERN RENTALS ▪ Annual revenues in 2021 of $21 million and $8 million Adjusted EBITDA ▪ Three locations, currently adding fourth, all in Texas ▪ Fleet/Rentals include 1,700 machines ▪ Adjusted EBITDA margins are multiples of Manitex currently NASDAQ: MNTX 3

Business Update Highlights (includes partial quarter results for Rabern Rentals Q2 2022) ▪ Second quarter net sales increased 15.9% to $69.6 million year-over-year, and 15.2% sequentially, compared to $60.0 million in Q1 2022 ▪ Adjusted EBITDA was $5.2 million, representing 7.4% of net sales in the second quarter of 2022 versus $4.2 million, or 7.1% of net sales in last year’s second quarter and $2.7 million, or 4.5% of sales in Q1 2022 ▪ Backlog increased slightly, keeping pace with improved sales @ $214M ⎼ Book-to-bill ratio was 1.1:1 ⎼ European business is 50% of total backlog Balance Sheet and Credit ▪ $78.7 million total net debt (6/30/2022) ▪ Leverage ratio of approximately 4.0x pro-forma TTM EBITDA (6/30/2022) ▪ $42 million in total cash and credit availability Operations ▪ New orders were strong, representing enduring demand ▪ Demand spanned across all product lines and rentals ▪ Inflationary pressures persist with supplier constraints hindering throughput and margins ▪ Re-integrating Valla with O&S for efficiency gains NASDAQ: MNTX 4

The Takeaways – Q2 2022 ▪ Rabern onboarding – On schedule and going to plan ▪ Rabern revenue is performing to forecast with increased sales over Q1 2022 ▪ PM articulated crane business delivered solid top line performance managing through supply constraints ⎼ Demand remains solid globally, with continued strength in Europe and North America ⎼ Backlog up 76% higher than a year ago ▪ Manitex straight mast truck cranes volume returns to pre-pandemic levels ⎼ Revenue growth of 36% year-over-year ⎼ Continued strength in larger tonnage cranes ⎼ Backlog continues to grow, now over $104 million ▪ Oil & Steel aerial work platforms (AWP) global growth and market share gains continue ⎼ New self-propelled electric and hybrid AWP launch – progressing to plan ⎼ Enel (Italian Electrical Corporation) order deliveries began in the quarter ⎼ Reorganizing manufacturing footprint to improve efficiency and ramp up aerial production ⎼ Backlog increased 90% over a year ago level ▪ Valla zero-emission cranes continue to generate new customers in North America ⎼ Expanding distribution and accessing new rental customers ⎼ Improving production throughput and expanding supply chain NASDAQ: MNTX 5

Q2 2022 Financials (in $millions except GM) $80 $250 69.6 213.8 205.7 $70 189.0 60.4 60.0 $200 $60 53.4 50.9 $150 $50 113.6 111.2 $100 $40 $30 $50 $20 $0 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Sales Backlog $6 25% 7.4% 19.1% 7.1% 17.8% 20% 15.8% 16.8% $4 14.8% 15% 4.5% 10% 3.1% $2 5% 8.7% 0.6% $0 0% Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Gross Margin Adjusted Adj EBITDA as % of Sales Notes: All numbers expressed in Millions except Gross Margin. NASDAQ: MNTX 6

Q2 Operating Results Amounts in USD 000's Q2 2022 Q1 2022 Q2 2021 (Except EPS) As Reported As Adjusted As Reported As Adjusted As Reported As Adjusted Net sales $ 69,577 $ 69,577 $ 60,420 $ 60,420 $ 60,045 $ 60,045 % change Vs Q2 2021 15.9% 15.9% % change Vs Q1 2022 15.2% 15.2% Gross margin $ 12,367 $ 12,367 $ 10,125 $ 10,125 $ 11,440 $ 11,441 % of sales 17.8% 17.8% 16.8% 16.8% 19.1% 19.1% Operating expenses $ 14,037 $ 9,983 $ 9,475 $ 8,566 $ 8,869 $ 8,332 % of sales 20.2% 14.3% 15.7% 14.2% 14.8% 13.9% Operating income (loss) $ (1,670) $ 2,384 $ 650 $ 1,559 $ 2,571 $ 3,109 Net income (loss) $ (2,103) $ 1,077 $ 230 $ 943 $ 5,365 $ 2,231 Diluted EPS $ (0.10) $ 0.05 $ 0.01 $ 0.05 $ 0.27 $ 0.11 EBITDA $ 1,969 $ 5,176 $ 2,012 $ 2,725 $ 7,364 $ 4,240 % of sales 2.8% 7.4% 3.3% 4.5% 12.3% 7.1% NASDAQ: MNTX 7

Net Debt – Q2 2022 June 30, 2022 March 31, 2022 December 31, 2021 Total cash & cash equivalents $ 1 6,795 $ 15,745 $ 2 1,581 Notes payable - short term $ 20,373 $ 20,388 $ 1 8,401 Current portion of finance leases 470 450 399 Notes payable - long term 24,317 9,939 10,089 Finance lease obligations - LT 3,656 3,775 3,822 Revolver, net 4 6,645 12,730 12,717 Total debt $ 95,461 $ 47,282 $ 4 5,428 Net debt $ 7 8,666 $ 31,537 $ 2 3,847 NASDAQ: MNTX 8

Closing Comments Demand | Sales ▪ Backlog remains strong and keeping pace with increased sales ▪ PM Released New Models – received well by customers (especially in North America) Production Constraints & Margins ▪ Inflationary and supply chain headwinds remain ▪ Q2 Countermeasures – showing results ⎼ Supplier Cost Containment ⎼ Pricing Increases now translating into improved margins Rabern Rentals ▪ Sales continue to improve ⎼ Quarter over quarter proforma sales increased 13% ▪ Post Acquisition Integration – on schedule ▪ Lubbock Expansion on schedule Electric and Self Driving AWP products are being well received in the USA ▪ Electric product demand remains strong (Oil & Steel) ▪ Announced the launch of our Enel AWP deliveries in the quarter NASDAQ: MNTX 9

APPENDIX NASDAQ: MNTX

Appendix – Reconciliations RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) Three Months Ended Three Months Ended June 30, 2022 March 31, 2022 June 30, 2021 June 30, 2022 March 31, 2022 June 30, 2021 Net income (loss) $ (2 ,103) $ 230 $ 5 ,365 Net income (loss) $ (2,103) $ 230 $ 5 ,365 Adjustments, including net tax impact 3,180 713 (3,134) Adjustments, including net tax impact 3,180 713 (3,134) Adjusted net income (loss) $ 1 ,077 $ 943 $ 2 ,231 Adjusted net income (loss) $ 1 ,077 $ 943 $ 2 ,231 Weigh W te e d ig d h ilte ute d d di sh lute ard e s sh oa urtstan es ou d tstan ing ding 20,05 2 80 ,9 ,0 65 68,966 20,01 2 40 ,1 ,0 81 04,180 19,98 1 89 ,8 ,9 28 78,827 DiluteD di e lu ate rn d in eg as rn (lio nss gs ) (l po er ss sh ) p ae rr e sh as arre ep a os rte red ported $ $ (0 . 1 0 ) (0.10$ ) $ 0 . 0 1 0.01$ $ 0 . 2 7 0.27 Total EPS effect $ 0.15 $ 0 .04 $ (0 .16) Total EPS effect $ 0.15 $ 0 .04 $ (0 .16) Adjuste Ad dju dste ilute d d di e lu ate rn d in eg as rn (lio nss gs ) (l po ess r sh ) p ae rr e share $ $ 0 . 0 5 0.05$ $ 0 . 0 5 0.05$ $ 0 . 1 1 0.11 NASDAQ: MNTX 11

Appendix – Reconciliations RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (IN THOUSANDS) Three Months Ended June 30, 2022 March 31, 2022 June 30, 2021 Net Income (loss) $ (2,103) $ 230 $ 5 ,365 Interest expense 1,068 505 558 Tax expense 232 132 317 Depreciation and amortization expense 2,772 1,145 1,124 EBITDA $ 1 ,969 $ 2 ,012 $ 7 ,364 Adjustments: Litigation / legal settlement $ 351 $ 318 $ 150 Rabern transaction costs 1,886 314 - Stock compensation 582 232 278 Gain on PPP loan forgiveness - - (3,747) FX (142) 49 85 Severance / Restructuring costs 1,223 29 1 Valla earnout (33) (202) - Gain on sale of building (672) - - Other 12 (27) 109 Total Adjustments $ 3 ,207 $ 713 $ (3,124) Adjusted EBITDA $ 5 ,176 $ 2 ,725 $ 4 ,240 Adjusted EBITDA as % of sales 7.4% 4.5% 7.1% NASDAQ: MNTX 12

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